UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2016

JACKSONVILLE BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-30248	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 North Laura Street, Suite 1000
Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

(904) 421-3040
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, Jacksonville Bancorp, Inc. (the “Company”) entered into an Agreement and Plan of Merger with Ameris Bancorp, a Georgia corporation (“Ameris”), dated as of September 30, 2015 (the “Merger Agreement”), providing for the merger of the Company with and into Ameris (the “Merger”).  In connection with the proposed Merger, Ameris filed a Registration Statement on Form S-4 (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which Registration Statement was declared effective by the SEC on February 4, 2016.

On February 4, 2016, the Company filed with the SEC the proxy statement/prospectus included in the Registration Statement as a definitive proxy statement, which was mailed to its shareholders on or about February 8, 2016, with respect to the special meeting of the Company’s shareholders scheduled to be held on March 11, 2016 to approve, among other things, the Merger Agreement and the transactions contemplated in the Merger Agreement, including the Merger.  The proxy statement/prospectus sets forth a deadline of March 11, 2016 by which the Company’s shareholders must elect the type of consideration they wish to receive in the Merger (the “Merger Consideration Election”), subject to the proration provisions in the Merger Agreement.  In connection with the Merger Consideration Election, on or about February 8, 2016, Computershare Investor Services, the exchange agent for the Merger, mailed an election statement to each registered holder of the Company’s common stock and nonvoting common stock pursuant to which such shareholder could elect the type of consideration he or she wishes to receive in the Merger, subject to the proration provisions in the Merger Agreement.

Ameris and the Company have determined to postpone the original deadline of March 11, 2016 for the Merger Consideration Election until a date following the consummation of the Merger, which new deadline will be determined by Ameris at a later time.  In addition, the election statements previously mailed to the Company’s shareholders on or about February 8, 2016 should be disregarded and are of no further force or effect. A new election statement and letter of transmittal will be mailed to the Company’s shareholders following the consummation of the Merger with instructions on how shareholders can make the Merger Consideration Election and surrender their share certificates in exchange for payment of the Merger consideration.  To properly make a Merger Consideration Election, the Company’s shareholders will be required to follow the procedures outlined in the new election statement and letter of transmittal to be mailed to them after the effective time of the Merger.  The Company expects the Merger to be consummated in the first quarter of 2016.

Important Additional Information

This filing may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Ameris.  In connection with proposed Merger transaction, Ameris filed with the SEC on December 7, 2015 a Registration Statement on Form S-4, which included a proxy statement/prospectus for the Company’s shareholders, and filed amendments to such Registration Statement on January 22, 2016 and February 3, 2016, as well as other relevant materials in connection with the proposed transaction.  The SEC declared the Registration Statement effective on February 4, 2016.  Also in connection with the proposed Merger transaction, the Company filed with the SEC the proxy statement/prospectus on February 4, 2016 and mailed the proxy statement/prospectus to its shareholders on or about February 8, 2016.

INVESTORS IN THE COMPANY ARE ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The proxy statement/prospectus, as well as other filings containing information about Ameris and the Company, are available without charge, at the SEC’s website (http://www.sec.gov).  Copies of the proxy statement/prospectus and other documents filed with the SEC in connection with the Merger can also be obtained, without charge, from Ameris’ website (http://www.amerisbank.com) and Jacksonville’s website (http://www.jaxbank.com).

Participants in the Proxy Solicitation

Ameris and the Company, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Merger. Information regarding the directors and executive officers of Ameris and the Company and other persons who may be deemed participants in the solicitation of the Company’s shareholders in connection with the Merger are set forth in the proxy statement/prospectus and other relevant documents that may be filed with the SEC. Information about Ameris’ directors and executive officers can also be found in Ameris’ definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on April 17, 2015, and other documents subsequently filed by Ameris with the SEC.

Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions.  These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties, which change over time, that may cause actual results and timing of certain events to differ materially from the information in the forward-looking statements.  The following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet closing conditions for the Merger, including approval by the Company’s shareholders of the Merger proposal and the charter amendment on the expected terms and schedule; delays in closing the Merger; difficulties and delays in integrating the Company’s business or fully realizing cost savings and other benefits; business disruption following the Merger; customer acceptance of Ameris’ products and services; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; and other economic, business, competitive, and regulatory factors affecting the business of the Company set forth under the heading titled “Risk Factors” in the proxy statement/prospectus and in the Company’s other filings with the SEC, including its annual reports on Form 10-K and quarterly reports on Form 10-Q.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  The Company undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

	By:	/s/	Valerie A. Kendall
	Name:		Valerie A. Kendall
	Title:		Executive Vice President and Chief Financial Officer

Date: February 16, 2016